THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

PRUDENTIAL VARIABLE CONTRACT ACCOUNT-10 (VCA 10)

PRUDENTIAL VARIABLE CONTRACT ACCOUNT-11 (VCA 11)

PRUDENTIAL VARIABLE CONTRACT ACCOUNT-24 (VCA 24)

The Medley Program
Supplement to Prospectus Dated May 1, 2026
Supplement Dated May 28, 2026

This Supplement should be read and retained with the current Prospectus for your Annuity. This Supplement is intended to update certain information in the Prospectus for insurance products issued by The Prudential Insurance Company of America. If you would like another copy of the current Prospectus, please call 1-855-756-4738.

We are issuing this supplement to update subadviser information, effective May 1, 2026, for the PSF Stock Index Portfolio, an underlying fund of VCA 24 in The Medley Program.

PROSPECTUS

Under "APPENDIX A: PORTFOLIOS AVAILABLE UNDER THE CONTRACT"
In the section entitled "Appendix A: Portfolios Available Under the Contract," in the appendix of "Portfolios currently available for investment through the VCA 24 Contract," the row containing information for the PSF Stock Index Portfolio - Class I is hereby replaced with the following (all other portfolio information in the appendix remains unchanged):

Investment Objective	Portfolio Name and Adviser/Subadviser	Current Expenses (Class I)	Average Annual Total Returns (as of December 31, 2025) (Class I)
			1 year	5 year	10 year
Seeks to achieve investment results that generally correspond to the performance of publicly-traded common stocks	PSF Stock Index Portfolio - Class I	0.28%	17.56%	14.09%	14.51%
	Adviser: PGIM Investments LLC
	Subadviser: PGIM Quantitative Solutions LLC

PLEASE RETAIN THIS SUPPLEMENT WITH YOUR PROSPECTUS
2026-PROSUPP-2-MEDLEY